UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2013

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2013, Allied Nevada Gold Corp. (the “Company”) entered into an amended and restated employment agreement with Randy Buffington, its Chief Executive Officer (the “Amended Buffington Agreement”), amending and restating his employment agreement dated as of March 25, 2013. On December 20, 2013, the Company entered into an amended and restated employment agreement with Stephen M. Jones, its Chief Financial Officer (the “Amended Jones Agreement” and together with the Amended Buffington Agreement, the “Amended Agreements”), amending and restating his employment agreement dated March 5, 2012.

The Amended Agreements amend change of control, severance and other provisions in Mr. Buffington’s and Mr. Jones’ existing employment agreements with the Company (each, a “Prior Agreement”). Each Amended Agreement supersedes its respective Prior Agreement in its entirety. The Amended Agreements provide for a modified definition of “Change of Control” to align and conform such definition with the Company’s equity plans, including the Deferred Phantom Unit Plan and Restricted Share Plan. The Amended Agreements also clarify that certain constructive terminations will trigger severance payments, and provide that severance payments for a termination in connection with a change of control of the Company or a constructive termination that takes place within one year thereafter will be paid in a lump sum, whereas severance payments for terminations without cause will be paid in installments over one year.

The description of the Amended Agreements in this Form 8-K is qualified in its entirety by reference to the Amended Agreements, which are incorporated herein by reference and attached hereto as Exhibits 10.1 and 10.2. The terms of Mr. Buffington’s Prior Agreement are described in the Company’s Form 8-K dated January 18, 2013, filed with the Securities and Exchange Commission (“SEC”) on January 18, 2013. Mr. Jones’ Prior Agreement is described in the Company’s Proxy Statement, filed with the SEC on March 22, 2013.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Amended and Restated Employment Agreement, between Allied Nevada Gold Corp. and Randy Buffington, dated December 19, 2013

10.2	Amended and Restated Employment Agreement, between Allied Nevada Gold Corp. and Stephen M. Jones, dated December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 23, 2014	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Amended and Restated Employment Agreement, between Allied Nevada Gold Corp. and Randy Buffington, dated December 19, 2013

10.2	Amended and Restated Employment Agreement, between Allied Nevada Gold Corp. and Stephen M. Jones, dated December 20, 2013

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